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SECURITY CAPITAL PRESERVATION FUND
A MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 HARRISON, TOPEKA, KANSAS 66636-0001


                        SUPPLEMENT DATED AUGUST 31, 1999
                         TO PROSPECTUS DATED MAY 3, 1999


THE FOLLOWING REPLACES THE "ANNUAL FUND OPERATING EXPENSES" TABLE AND THE "EXAMPLE" IN THE "EXPENSE SUMMARY" SECTION OF THE FUND'S PROSPECTUS:

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ANNUAL FUND OPERATING EXPENSES
(as a percentage of the Fund's projected average daily net assets)
--------------------------------------------------------------------------------
                                                     CLASS A   CLASS B   CLASS C
Management Fees (after fee waivers)(1)............    0.00%     0.00%     0.00%
12b-1 Fees(2).....................................    0.25%     0.75%     0.50%
Other Expenses (after expense reimbursements)(3)..    0.82%     0.82%     0.82%
                                                      ----      ----      ----
Total Fund Operating Expenses.....................    1.07%     1.57%     1.32%
                                                      ====      ====      ====
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1  The Fund does not directly  pay a management  fee.  However,  the  Portfolio, which is the underlying investment of the Fund, does pay a management fee to its investment adviser, Bankers Trust Company. Bankers Trust Company has contractually agreed to waive its advisory fee from the Portfolio until July 31, 2000.

2 Long-term holders of shares that are subject to an asset-based sales charge may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by NASD Rules.

3 "Other Expenses" includes 0.20% for the purchase of wrapper agreements by the Portfolio. This amount is an estimate and the actual cost of wrapper agreements may be more or less than 0.20%. The wrapper fee expenses incurred by the Portfolio will be those fees actually charged by the wrapper providers. Wrapper Agreements are contracts entered into by the Portfolio that are intended to stabilize the value per share of the Fund (see "Investment Objectives, Policies, Practices and Risk Factors").
--------------------------------------------------------------------------------

EXAMPLE -- You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. No Redemption Fee has been included.

                  -------------------------------------------
                              CLASS A     CLASS B     CLASS C
                  -------------------------------------------
                  1 Year        $48         $66         $23
                  3 Years        70          80          42
                  -------------------------------------------

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) redemption at the end of each time period and (3) assessment of the 3% Redemption Fee.

                  -------------------------------------------
                              CLASS A     CLASS B     CLASS C
                  -------------------------------------------
                  1 Year       $ 78        $ 96         $53
                  3 Years       100         110          72
                  -------------------------------------------

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) no redemption.

                  -------------------------------------------
                              CLASS A     CLASS B     CLASS C
                  -------------------------------------------
                  1 Year        $48         $16         $13
                  3 Years        70          50          42
                  -------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while the example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.

In connection with the discussion of the Interest Rate Trigger in the "Expense Summary" and "Explanation of Performance Terms" section of the prospectus, please replace (i) each reference to 1.80% with 1.35% and (ii) each reference to 1.55% with 1.10%. These changes shall remain in effect for the period in which the management fee waiver, as described above in this Supplement, is in effect.

THE FOLLOWING  SUPPLEMENTS  THE SECTION  "MANAGEMENT  OF THE FUND" IN THE FUND'S
PROSPECTUS:

Prior to June 4, 1999, Bankers Trust Company was a wholly owned subsidiary of Bankers Trust Corporation. On June 4, 1999, Bankers Trust Corporation merged with a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Because Deutsche Bank AG, as Bankers Trust's new parent company, controls its operations as investment adviser, the Fund's shareholders will be asked to approve new investment advisory agreements for the Portfolio. A Special Meeting of Shareholders will be held for this purpose. Bankers Trust believes that, under this new arrangement, the services provided to the Portfolio will be maintained at their current level.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE